STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	12
Beginning Date of Collection Period	20-Feb-03
End Date of Collection Period	19-Mar-03
Distribution Date	20-Mar-03
Previous Distribution Date	20-Feb-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	28,093,937.21
Principal Collections	21,598,391.66
Interest Collections (net of servicing fee)	6,160,748.73
Servicing fee	334,796.82
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	28,093,937.21
Interest Paid to Certificates	846,770.85
Principal Paid to Certificates	26,912,369.54
Equity Certificate	-
Servicing Fee	334,796.82

Balance Reconciliation

Begin Principal Balance	803,512,362.74
Principal Collections (including repurchases)	21,598,391.66
Charge off Amount	339,273.27
End Principal Balance	781,574,697.81

Collateral Performance
Cash Yield (% of beginning balance)	9.70%
Charge off Rate (% of beginning balance)	0.51%
Net Yield	9.19%

Delinquent Loans
30-59 days principal balance of loans	21,173,093.90
30-59 days number of loans	226
60-89 days principal balance of loans	3,911,643.95
60-89 days number of loans	41
90+ days principal balance of loans	15,892,754.16
90+ days number of loans	175

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	8,585
Number outstanding end of period	8,369
Number that went into REO	7
Principal Balance that went into REO	707,045.86

Overcollateralization
Begin OC Amount	184,929,711.01
OC Release Amount	0.00
Extra Principal Distribution	4,974,704.61
End OC Amount	189,904,415.62

Target OC Amount	191,413,823.01
Interim OC Amount	184,929,711.01
Interim OC Deficiency	6,484,112.00

Monthly Excess Cashflow	4,974,704.61

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	58.39%

Interest Calculations
1 month LIBOR	1.34000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.71000%
Class A Pass-Through Rate	1.71000%
Class M Formula Rate (1-mo. Libor plus 82bps)	2.16000%
Class M Pass-Through Rate	2.16000%
Available Funds Cap	11.23725%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.369240
2. Principal Distribution per $1,000	26.557377
3. Interest Distribution per $1,000	0.811863

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.71000%
2. Days in Accrual Period	28

3. Class A Interest Due	731,302.43
4. Class A Interest Paid	731,302.43
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	549,851,449.47
2. Class A Principal Due	23,922,115.11
3. Class A Principal Paid	23,922,115.11
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	525,929,334.35

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP	0.5838657
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.6729099

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.582888
2. Principal Distribution per $1,000	26.557377
3. Interest Distribution per $1,000	1.025511

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.16000%
2. Days in Accrual Period	28

3. Class M Interest Due	115,468.42
4. Class M Interest Paid	115,468.42
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	68,731,202.26
2. Class M Principal Due	2,990,254.43
3. Class M Principal Paid	2,990,254.43
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	65,740,947.83

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP	0.5838657
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0841135